Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated March 10, 2014

to the Statutory Prospectuses for Administrative Class, Institutional Class, Class A, Class B, Class C, Class D, Class P,

and Class R shares of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013) (as supplemented thereafter)

Disclosure Related to AllianzGI Large-Cap Growth Fund

REORGANIZATION OF THE ALLIANZGI LARGE-CAP GROWTH FUND

INTO THE ALLIANZGI FOCUSED GROWTH FUND

On March 5, 2014, the Board of Trustees of Allianz Funds (the “Trust”) approved an Agreement and Plan of Reorganization pursuant to which the AllianzGI Large-Cap Growth Fund (the “Acquired Fund”) would be reorganized with and into another existing series of the Trust, the AllianzGI Focused Growth Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) (the “Reorganization”). The closing date of the Reorganization is expected to be on or about June 2, 2014, although the Reorganization may be delayed.

The Acquired Fund and the Acquiring Fund have the same investment advisory, administrative and distribution and/or service (12b-1) fee rates, except that the Acquired Fund’s investment advisory fee is subject to a voluntary 0.05% fee waiver. The Board of Trustees of the Trust have eliminated the voluntary investment advisory fee waiver for the Acquired Fund effective as of immediately prior to the close of the Reorganization, so that the Acquired Fund and the Acquiring Fund have the same investment advisory, administrative and distribution and/or service (12b-1) fee rates as of the close of the Reorganization. Although both Funds are managed by the same investment manager and sub-adviser and will have identical fundamental investment policies and investment objectives as of the closing date of the Reorganization, it should be noted that the Funds’ current investment focus and strategy differ. The Acquiring Fund seeks to achieve its objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion and normally includes 25 to 45 large-cap growth stocks in its portfolio, whereas the Acquired Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and equity securities of U.S. companies with market capitalizations of at least $5 billion. For further information on the Acquiring Fund please see its prospectus, which may be found at www.allianzinvestors.com. No shareholder approval of the Reorganization is required.

The Reorganization is expected to be a tax-free reorganization, such that shareholders in the Acquired Fund will not realize any gains or losses for U.S. federal income tax purposes as a direct result of the Reorganization. It is possible that the Reorganization will have some tax implications for shareholders, including increased capital gain distributions to shareholders before or after the Reorganization, in some instances as a result of the sale of portfolio securities in connection with or following the Reorganization.

The transaction costs of completing the Reorganization will be borne by the Funds’ Investment Adviser and Administrator, Allianz Global Investors Fund Management LLC. Any costs associated with restructuring the Acquired Fund’s portfolio (such as brokerage commissions and other transaction costs) prior to the Reorganization will be borne by the Acquired Fund, and any such costs that arise after the Reorganization will be borne by the Acquiring Fund.

Other Information

Effective as of 4:00 p.m. Eastern Time on May 30, 2014, shares of the Acquired Fund will no longer be available for purchase by current or new investors in the Acquired Fund. Additionally, shareholders of other series of the Trust will no longer be permitted to exchange any of their shares for shares of the Acquired Fund, as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.”

At any time prior to 4:00 p.m. Eastern Time on May 30, 2014 (the “Valuation Date”), shareholders may redeem their shares of the Acquired Fund and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. At any time prior to the Valuation Date, shareholders may also exchange their shares of the Acquired Fund for shares of the same class of any other series of the Trust or any other series of Allianz Funds Multi-Strategy Trust that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions.

The Board of Trustees of the Trust and Allianz Global Investors Distributors LLC, the Trust’s distributor, each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis. The Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

Disclosure Related to AllianzGI Focused Growth Fund

Within the Fund Summary relating to the AllianzGI Focused Growth Fund, the following is added as a footnote to the section entitled “Investment Objective”:

The Board of Trustees of the Trust has approved a different investment objective for the Fund to take effect on or about June 1, 2014. Such new investment objective will be as follows: “The Fund seeks long-term capital appreciation.”

Corresponding changes are hereby made within the “Principal Investments and Strategies of Each Fund – AllianzGI Focused Growth Fund” section of the Prospectuses.

The following is added after the first sentence of the subsection entitled “Changes in Investment Objectives and Policies”:

The Board of Trustees of the Trust has authorized that the investment objective of the AllianzGI Focused Growth Fund be made fundamental on or about June 1, 2014. Before that date, the Board of Trustees of the Trust reserves the ability to determine that the investment objective of the Fund not be made fundamental and remain not fundamental. If the investment objective is made fundamental, the investment objective of the AllianzGI Focused Growth Fund may not be changed by the Board of Trustees of the Trust without shareholder approval.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated March 10, 2014

to the Statement of Additional Information (the “SAI”)

of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013) (as supplemented thereafter)

Disclosure Related to

AllianzGI Large-Cap Growth Fund and AllianzGI Focused Growth Fund

On March 5, 2014, the Board of Trustees of Allianz Funds (the “Trust”) approved an Agreement and Plan of Reorganization pursuant to which the AllianzGI Large-Cap Growth Fund (the “Acquired Fund”) would be reorganized with and into another existing series of the Trust, the AllianzGI Focused Growth Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) (the “Reorganization”). In conjunction with the Reorganization, the Board of Trustees of Allianz Funds (the “Trust”) approved certain additional fundamental investment restrictions with respect to AllianzGI Large-Cap Growth Fund (the “Fund”) to the “Fundamental Investment Restrictions — Investment Restrictions” section of the Fund’s Statement of Additional Information. Such additional fundamental policies will take effect on or about June 1, 2014:

(8) The Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

(9) The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (2) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(10) The Fund may not acquire more than 10% of the voting securities of any issuer, both with respect to the Fund and to the NFJ Mid-Cap Value Fund, the Opportunity Fund, the Small-Cap Blend Fund, and the Focused Growth Fund, in the aggregate.

(11) The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 25% of its total assets;

(12) The Fund may not purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options; and

(13) The Fund may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Please retain this Supplement for future reference.